UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2009

Date of Report (Date of earliest event reported)

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14225	94-1741481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On February 23, 2009, Exar Corporation (the “Company” or “Exar”) and its subsidiary, Hybrid Acquisition Corp. (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with hi/fn, inc. (“hi/fn”). On the terms and subject to the conditions of the Merger Agreement, Sub will commence an exchange offer (the “Offer”) to acquire all of the outstanding shares of common stock of hi/fn (the “Shares”), in which each validly tendered Share will be exchanged at the election of the holder for the following consideration: (i) $1.60 net to the seller in cash, without interest, and 0.3529 shares of the Company’s common stock (the “Mixed Consideration”); or (ii) $4.00 net to the seller in cash, without interest (the “All-Cash Consideration”). The Offer is conditioned upon, among other things, there being validly tendered and not withdrawn shares constituting at least a majority of the fully diluted Shares (excluding any options that could not be exercised before the termination date of the Merger Agreement), and certain other offer conditions set forth in Exhibit A to the Merger Agreement. The Merger Agreement grants Sub an irrevocable option, exercisable after the purchase of Shares in the Offer subject to certain conditions and limitations, to purchase up to a number of Shares from hi/fn at a price per share equal to the All-Cash Consideration, that, when added to the Shares directly or indirectly owned by Exar or Sub, would equal one share more than 90% of the outstanding Shares.

Following the consummation of the Offer, Sub will merge with and into hi/fn (the “Merger”), and all Shares not acquired in the Offer will be converted into the right to receive the Mixed Consideration (other than (i) Shares held by holders who comply with the relevant provisions of Section 262 of the Delaware General Corporation Law regarding the rights of stockholders to demand appraisal of such shares in connection with the Merger and (ii) Shares held in the treasury of hi/fn or owned by the Company, Sub or any other wholly-owned subsidiary of the Company). The Merger Agreement includes customary representations, warranties and covenants by the parties. The Merger is subject to the successful completion of the Offer, approval of hi/fn’s stockholders (if required by law), as well as customary closing conditions and regulatory approvals. The parties have agreed that if, following the consummation of the Offer, the Company or any direct or indirect subsidiary of Company, owns at least 90% of the outstanding Shares, the Merger will be completed without a meeting of hi/fn’s stockholders, in accordance with Delaware’s short-form merger statute.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Form 8-K and is incorporated in this Form 8-K by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Sub or hi/fn. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. These representations, warranties and covenants may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules or Exar’s public filings with the Securities and Exchange Commission (the “SEC”)) agreed to by the contracting parties and may not be complete. Furthermore, these representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely on the representations and warranties contained in the Merger Agreement as statements of factual information.

Tender and Voting Agreement

Concurrently with entering into the Merger Agreement, certain executive officers and directors of hi/fn entered into a Tender and Voting Agreement with Exar (the “Tender and Voting Agreement”) pursuant to which they agreed, among other things, to tender all of their Shares in the Offer and vote their Shares for the approval of the Merger, unless the Merger Agreement is terminated. The foregoing description of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Tender and Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is hereby incorporated into this Form 8-K by reference.

Important Information

The exchange offer described herein has not commenced. The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of Exar. In connection with the exchange offer, Exar intends to file a registration statement on Form S-4 and a Tender Offer Statement on Schedule TO with the SEC and hi/fn intends to file a solicitation/recommendation statement on Schedule 14D-9. Such documents, however, are not currently available. These documents contain important information about the transaction and investors and security holders are urged to read these documents carefully before any decision is made with respect to the exchange offer. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4, Schedule TO, Schedule 14D-9 as well as other filings containing information about Exar and hi/fn without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. A free copy of the exchange offer materials, when they become available, may also be obtained from Exar’s website at www.exar.com or from hi/fn’s website at www.hifn.com.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to Exar and/or hi/fn and their expectations for Exar’s proposed acquisition of hi/fn. All statements included in this Form 8-K concerning activities, events or developments that Exar and/or hi/fn expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements can generally be identified by words such as “anticipates”, “expects”, “intends”, “will”, “could”, “believes”, “estimates”, “continue” and similar expressions. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the exchange offer and the merger will not close because of a failure to satisfy one or more of the offer conditions or closing conditions; the risk that Exar’s business and/or hi/fn’s business will have been adversely impacted during the pendency of the exchange offer and the merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; the ability to retain key employees and other economic, business, competitive and/or regulatory factors affecting the business of Exar and hi/fn generally, including those set forth in the filings of Exar and hi/fn with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. Exar and hi/fn are under no obligation to (and expressly disclaim any obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

Item 8.01	Other Events

On February 23, 2009, the Company issued a press release relating to the Merger Agreement. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 23, 2009, among Exar Corporation, Hybrid Acquisition Corp. and hi/fn, inc. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Tender and Voting Agreement, dated as of February 23, 2009, among Exar Corporation and the Stockholders signatory thereto.

99.2	Joint press release dated February 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION (Registrant)

Date: February 27, 2009	By:	/s/ J. Scott Kamsler
	Name:	J. Scott Kasmler
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 23, 2009, among Exar Corporation, Hybrid Acquisition Corp. and hi/fn, inc. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Tender and Voting Agreement, dated as of February 23, 2009, among Exar Corporation and the Stockholders signatory thereto.

99.2	Joint press release dated February 23, 2009.